[LETTERHEAD OF MAGNITUDE INFORMATION SYSTEMS, INC.]

February 4, 1999


B. Michael Pisani
44 Lake Road
Short Hills, NJ 07078

Re: Consulting Agreement dd. October 31, 1996

Dear Michael:

As verbally agreed, in consideration for your services under the above agreement during 1998 and in addition to the shares awarded you pursuant to our May 15, 1998, agreement, we shall be issuing additional 125,000 shares of the Company's common stock, to be registered by the Company as soon as practicable pursuant to Form S-8 Registration Statement. Such shares shall constitute remuneration in full for your services.

This action has been duly authorized by the board of directors of the Company.

Please acknowledge this arrangement by signing below and returning a copy to us.

Very truly yours,

/s/ Michael G. Martin

Michael G. Martin
Chairman                                        Acknowledged and Accepted

                                                /s/ B. Michael Pisani
                                                --------------------------------
                                                B. Michael Pisani